UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AB GLOBAL THEMATIC GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUL    07.31.16

ANNUAL REPORT

AB GLOBAL THEMATIC

GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

September 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Global Thematic Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2016. At a meeting held on August 2-3, 2016, the Board of Directors of the Fund approved changes to the Fund’s name to “AB Sustainable Global Thematic Fund” and to the Fund’s principal investment strategy to reflect a focus on investing in securities of companies that are positively exposed to sustainable investment themes. These amendments to the Fund’s name and principal investment strategies, which do not require stockholder approval, will be effective on November 1, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging-market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also

AB GLOBAL THEMATIC GROWTH FUND •	1

invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts (“REITs”) and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”, net), for the six- and 12-month periods ended July 31, 2016.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. For the 12-month period, Class A, B, C and R shares underperformed the benchmark, while Class K, I and Advisor Class shares outperformed, before sales charges.

For the 12-month period, security selection within financials embedded in the Financial Security theme was positive, as were overweights in technology (Digital Disruption and Intelligent Machines themes) and consumer staples (Emerging Consumer and Fortified Franchises themes), relative to the benchmark. Stock selection within the technology and consumer staples sectors as well as underweights in industrials, utilities and telecommunications (where the Fund currently has limited exposure), detracted. While an underweight to Japan added to relative returns, this was offset somewhat by an overweight to Switzerland.

For the six-month period, sector allocation detracted from relative returns due to underweights in energy and

2	• AB GLOBAL THEMATIC GROWTH FUND

materials. An overweight in the technology sector (Digital Disruption and Intelligent Machines themes) contributed, as did security selection in the technology and utilities sectors. Security selection in the consumer discretionary sector (embedded in Emerging Consumer theme) detracted. An underweight to Japan contributed to relative returns, although an overweight to Switzerland detracted.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns during both periods.

Market Review and Investment Strategy

Global equity markets rose for the six-month period, but declined during the 12-month period, as concerns about Chinese economic policy, stretched valuations of developed stocks and the Brexit vote in June triggered increased volatility. As the period began, equity markets in China plunged, dragging down equities around the world. The Chinese government introduced a raft of measures to try to stem the stock market crash. Companies were suspended from trading, investors were prohibited from selling shares and a large amount of government money was used to directly buy stocks. When these moves didn’t succeed at calming the markets, the Chinese government stepped back and allowed market forces to play a greater role in restoring stability. Global markets began to find their footing in the last few months of 2015, as volatility eased somewhat and investors focused on major policy decisions by the US Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”);

however, Britain’s move toward a referendum in June on its European Union membership and fears of a global recession remained a concern.

Sentiment changed in mid-February, as the Fed signaled that it would probably take a more gradual approach toward rate hikes because of global weakness, and the ECB unveiled a package of measures, pushing rates deeper into negative territory. Commodity prices, particularly oil prices, began to stabilize, helping to alleviate fears of an imminent global recession. In May, markets got a further boost after the Fed bluntly raised the possibility of an earlier-than-expected rate increase, sparking optimism that the US economy could be on solid footing. Separately, oil was helped by a steady downward trend in US crude production and inventories, as well as short-term supply disruptions in Canada. Although market volatility increased meaningfully in June in the lead-up to and shortly after the UK referendum on June 23, 2016, it eased in July, and equity markets around the world rebounded sharply. Despite these short-term ebbs and flows, however, the Fund’s Senior Investment Management Team (the “Team”) believes the market should be supportive of active managers who seek out and are able to identify sustainable growth companies that can bring market-beating returns to shareholders.

The Team continues to identify themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team continues to focus on trends that persist regardless of the economic cycle, possessing what its analysis suggests to be longer-term growth fundamentals.

AB GLOBAL THEMATIC GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GLOBAL THEMATIC GROWTH FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL THEMATIC GROWTH FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Thematic Growth Fund*
Class A	15.09%	-0.55%

Class B†	14.62%	-1.39%

Class C	14.64%	-1.33%

Advisor Class‡	15.23%	-0.31%

Class R‡	14.98%	-0.72%

Class K‡	15.15%	-0.42%

Class I‡	15.36%	-0.05%

MSCI ACWI (net)	12.37%	-0.44%

*    Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2016, by 4.33% and 4.33%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information. The return shown reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America which differs from the net asset value calculated for shareholder transactions.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/06 TO 7/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Thematic Growth Fund Class A shares (from 7/31/06 to 7/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.55%	-4.78%
5 Years	4.14%	3.24%
10 Years	5.50%	5.05%

Class B Shares
1 Year	-1.39%	-5.33%
5 Years	3.30%	3.30%
10 Years(a)	4.83%	4.83%

Class C Shares
1 Year	-1.33%	-2.31%
5 Years	3.37%	3.37%
10 Years	4.73%	4.73%

Advisor Class Shares*
1 Year	-0.31%	-0.31%
5 Years	4.43%	4.43%
10 Years	5.81%	5.81%

Class R Shares*
1 Year	-0.72%	-0.72%
5 Years	4.03%	4.03%
10 Years	5.42%	5.42%

Class K Shares*
1 Year	-0.42%	-0.42%
5 Years	4.35%	4.35%
10 Years	5.76%	5.76%

Class I Shares*
1 Year	-0.05%	-0.05%
5 Years	4.72%	4.72%
10 Years	6.12%	6.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.24%, 2.20%, 1.18%, 1.61%, 1.30% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.17%
5 Years	2.08%
10 Years	4.15%

Class B Shares
1 Year	-8.79%
5 Years	2.12%
10 Years(a)	3.93%

Class C Shares
1 Year	-5.78%
5 Years	2.21%
10 Years	3.83%

Advisor Class Shares*
1 Year	-3.85%
5 Years	3.26%
10 Years	4.91%

Class R Shares*
1 Year	-4.26%
5 Years	2.86%
10 Years	4.52%

Class K Shares*
1 Year	-3.96%
5 Years	3.18%
10 Years	4.85%

Class I Shares*
1 Year	-3.62%
5 Years	3.55%
10 Years	5.21%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB GLOBAL THEMATIC GROWTH FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,150.90	$7.75	1.45%
Hypothetical**	$1,000	$1,017.65	$7.27	1.45%
Class B
Actual	$1,000	$1,146.20	$12.06	2.26%
Hypothetical**	$1,000	$1,013.63	$11.31	2.26%
Class C
Actual	$1,000	$1,146.40	$11.79	2.21%
Hypothetical**	$1,000	$1,013.87	$11.07	2.21%
Advisor Class
Actual	$1,000	$1,152.30	$6.42	1.20%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%
Class R
Actual	$1,000	$1,149.80	$8.71	1.63%
Hypothetical**	$1,000	$1,016.76	$8.17	1.63%
Class K
Actual	$1,000	$1,151.50	$7.11	1.33%
Hypothetical**	$1,000	$1,018.25	$6.67	1.33%
Class I
Actual	$1,000	$1,153.60	$5.09	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB GLOBAL THEMATIC GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

July 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $653.1

*	All data are as of July 31, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Austria, Germany, Indonesia, Ireland, Mexico and Norway.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GLOBAL THEMATIC GROWTH FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

July 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Partners Group Holding AG	$15,495,529	2.4%
Tencent Holdings Ltd.	13,535,411	2.1
Alphabet, Inc. – Class C	13,454,594	2.1
Facebook, Inc. – Class A	13,361,972	2.0
Broadcom Ltd.	13,269,402	2.0
AIA Group Ltd.	13,162,278	2.0
UnitedHealth Group, Inc.	12,981,080	2.0
Essilor International SA	12,728,049	1.9
Anheuser-Busch InBev SA/NV	12,379,191	1.9
Nestle SA (REG)	12,087,197	1.9
	$132,454,703	20.3%

*	Long-term investments.

12	• AB GLOBAL THEMATIC GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.3%
Information Technology – 25.2%
Communications Equipment – 1.4%
Palo Alto Networks, Inc.(a)	68,580	$8,976,436

Electronic Equipment, Instruments & Components – 1.0%
TE Connectivity Ltd.	103,280	6,225,718

Internet Software & Services – 7.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	138,790	11,447,399
Alphabet, Inc. – Class C(a)	17,501	13,454,594
Facebook, Inc. – Class A(a)	107,810	13,361,972
Tencent Holdings Ltd.	560,400	13,535,411

		51,799,376

IT Services – 1.7%
Visa, Inc. – Class A	145,530	11,358,617

Semiconductors & Semiconductor Equipment – 6.8%
ams AG(b)	147,610	4,894,049
Broadcom Ltd.	81,920	13,269,402
Infineon Technologies AG	418,450	6,937,054
NVIDIA Corp.	164,392	9,386,783
NXP Semiconductors NV(a)	115,790	9,736,781

		44,224,069

Software – 4.9%
Fortinet, Inc.(a)	269,558	9,350,967
LINE Corp. (Sponsored ADR)(a)(b)	97,330	3,573,958
Mobileye NV(a)(b)	205,338	9,837,743
salesforce.com, Inc.(a)	112,410	9,195,138

		31,957,806

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	62,530	6,516,251
Thin Film Electronics ASA(a)(b)	6,286,839	3,278,652

		9,794,903

		164,336,925

Financials – 17.5%
Banks – 1.3%
Wells Fargo & Co.	176,830	8,482,535

Capital Markets – 6.0%
Affiliated Managers Group, Inc.(a)	36,878	5,412,953
Charles Schwab Corp. (The)	318,610	9,054,896
Flow Traders(c)	113,760	4,031,492
Partners Group Holding AG	33,880	15,495,529
WisdomTree Investments, Inc.(b)	526,588	5,234,285

		39,229,155

AB GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 2.4%
Bharat Financial Inclusion Ltd.(a)	710,250	$9,652,597
Gentera SAB de CV(b)	3,425,460	6,361,308

		16,013,905

Diversified Financial Services – 2.2%
Intercontinental Exchange, Inc.	33,390	8,821,638
London Stock Exchange Group PLC	149,610	5,505,268

		14,326,906

Insurance – 2.6%
AIA Group Ltd.	2,113,000	13,162,278
St James’s Place PLC	291,030	3,561,746

		16,724,024

Real Estate Management & Development – 1.2%
Ayala Land, Inc.	9,071,501	7,609,983

Thrifts & Mortgage Finance – 1.8%
Housing Development Finance Corp., Ltd.	577,810	11,919,490

		114,305,998

Health Care – 16.5%
Biotechnology – 2.2%
Cepheid(a)	201,852	7,131,431
Regeneron Pharmaceuticals, Inc.(a)	16,430	6,984,722

		14,116,153

Health Care Equipment & Supplies – 7.5%
Abbott Laboratories	237,420	10,624,545
Align Technology, Inc.(a)	72,920	6,500,818
Cerus Corp.(a)(b)	1,041,753	7,698,555
Danaher Corp.	104,740	8,530,026
Essilor International SA	99,370	12,728,049
West Pharmaceutical Services, Inc.	38,990	3,130,117

		49,212,110

Health Care Providers & Services – 2.8%
HealthEquity, Inc.(a)	177,997	5,254,471
UnitedHealth Group, Inc.	90,650	12,981,080

		18,235,551

Life Sciences Tools & Services – 1.6%
Quintiles Transnational Holdings, Inc.(a)	136,085	10,565,639

Pharmaceuticals – 2.4%
Perrigo Co. PLC	39,780	3,635,494
Roche Holding AG	45,860	11,706,589

		15,342,083

		107,471,536

Consumer Discretionary – 13.1%
Auto Components – 1.7%
Delphi Automotive PLC	167,800	11,380,196

14	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 1.5%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	219,600	$9,675,576

Hotels, Restaurants & Leisure – 1.5%
Starbucks Corp.	162,600	9,438,930

Household Durables – 0.6%
Panasonic Corp.	380,700	3,661,071

Internet & Catalog Retail – 3.8%
Amazon.com, Inc.(a)	10,042	7,619,970
Ctrip.com International Ltd. (ADR)(a)(b)	213,060	9,304,330
Netflix, Inc.(a)	85,060	7,761,725

		24,686,025

Multiline Retail – 1.0%
Matahari Department Store Tbk PT	4,451,000	6,793,062

Textiles, Apparel & Luxury Goods – 3.0%
NIKE, Inc. – Class B	171,220	9,502,710
Pandora A/S	60,450	7,873,679
Samsonite International SA	853,500	2,425,068

		19,801,457

		85,436,317

Consumer Staples – 10.0%
Beverages – 1.9%
Anheuser-Busch InBev SA/NV	95,820	12,379,191

Food & Staples Retailing – 1.0%
CVS Health Corp.	71,920	6,668,423

Food Products – 4.0%
Danone SA	100,220	7,686,241
Mead Johnson Nutrition Co. – Class A	73,090	6,519,628
Nestle SA (REG)	150,840	12,087,197

		26,293,066

Household Products – 3.1%
Reckitt Benckiser Group PLC	117,410	11,384,082
Unicharm Corp.	421,600	8,668,794

		20,052,876

		65,393,556

Industrials – 6.5%
Aerospace & Defense – 1.4%
Hexcel Corp.	210,876	9,103,517

Building Products – 0.7%
Kingspan Group PLC	221,080	5,080,529

Commercial Services & Supplies – 0.5%
China Everbright International Ltd.	3,032,000	3,283,604

AB GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.5%
First Solar, Inc.(a)	148,950	$6,952,986
Vestas Wind Systems A/S	133,630	9,342,182

		16,295,168

Machinery – 1.4%
Xylem, Inc./NY	189,180	9,044,696

		42,807,514

Utilities – 1.9%
Water Utilities – 1.9%
American Water Works Co., Inc.	89,279	7,372,660
Beijing Enterprises Water Group Ltd.(b)	8,464,000	5,151,466

		12,524,126

Materials – 1.6%
Chemicals – 1.6%
Ecolab, Inc.	91,210	10,797,440

Total Common Stocks (cost $506,982,714)		603,073,412

WARRANTS – 0.0%
Information Technology – 0.0%
Technology Hardware, Storage & Peripherals – 0.0%
Thin Film Electronics ASA, expiring 7/14/18(a)(d)(e) (cost $0)	3,143,420	– 0	–^

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(f)(g) (cost $22,789,661)	22,789,661	22,789,661

Total Investments Before Security Lending Collateral for Securities Loaned – 95.8% (cost $529,772,375)		625,863,073

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 6.2%
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(f)(g) (cost $40,395,446)	40,395,446	40,395,446

Total Investments – 102.0% (cost $570,167,821)		666,258,519
Other assets less liabilities – (2.0)%		(13,159,760)

Net Assets – 100.0%		$653,098,759

16	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	4,754	GBP	3,287	9/20/16	$(400,340)
Credit Suisse International	EUR	8,180	USD	9,331	9/20/16	167,538
Credit Suisse International	USD	3,085	JPY	329,878	9/20/16	153,946
HSBC Bank USA	CNY	7,668	USD	1,159	9/20/16	4,951
JPMorgan Chase Bank	EUR	4,461	USD	5,086	9/20/16	88,365
JPMorgan Chase Bank	USD	6,640	CAD	8,734	9/20/16	51,404
JPMorgan Chase Bank	USD	9,290	GBP	6,614	9/20/16	(529,730)
Morgan Stanley & Co., Inc.	HKD	27,916	USD	3,601	9/20/16	647
Morgan Stanley & Co., Inc.	NOK	15,774	USD	1,845	9/20/16	(24,484)
Morgan Stanley & Co., Inc.	USD	6,259	EUR	5,638	9/20/16	57,116
Morgan Stanley & Co., Inc.	USD	5,766	SEK	46,844	9/20/16	(278,045)
Royal Bank of Scotland PLC	CHF	19,639	USD	20,454	9/20/16	137,560
Royal Bank of Scotland PLC	USD	13,961	AUD	18,853	9/20/16	344,857
Royal Bank of Scotland PLC	USD	11,662	CAD	14,875	9/20/16	(266,267)
Royal Bank of Scotland PLC	USD	907	GBP	626	9/20/16	(77,947)
Royal Bank of Scotland PLC	USD	33,349	JPY	3,540,539	9/20/16	1,413,295
Standard Chartered Bank	CNY	184,293	USD	27,915	9/20/16	178,339
Standard Chartered Bank	CNY	4,972	USD	742	9/20/16	(6,765)
Standard Chartered Bank	HKD	42,264	USD	5,452	9/20/16	1,391
State Street Bank & Trust Co.	JPY	138,233	USD	1,304	9/20/16	(53,214)

						$962,617

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2016, the market value of this security amounted to $4,031,492 or 0.6% of net assets.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $506,982,714)	$603,073,412	(a)
Affiliated issuers (cost $63,185,107—including investment of cash collateral for securities loaned of $40,395,446)	63,185,107
Foreign currencies, at value (cost $221,664)	221,867
Unrealized appreciation on forward currency exchange contracts	2,599,409
Receivable for investment securities sold	859,395
Dividends and interest receivable	858,630
Receivable for capital stock sold	209,278
Receivable for capital contribution (see note F)	26,956,926

Total assets	697,964,024

Liabilities
Due to custodian	68,390
Payable for collateral received on securities loaned	40,395,446
Unrealized depreciation on forward currency exchange contracts	1,636,792
Advisory fee payable	1,215,532
Payable for capital stock redeemed	962,242
Distribution fee payable	170,515
Transfer Agent fee payable	104,335
Administrative fee payable	22,937
Accrued expenses	289,076

Total liabilities	44,865,265

Net Assets	$653,098,759

Composition of Net Assets
Capital stock, at par	$72,615
Additional paid-in capital	749,920,692
Accumulated net investment income	23,021,731
Accumulated net realized loss on investment and foreign currency transactions	(216,953,459)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	97,037,180

	$653,098,759

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$501,931,045	5,486,297	$91.49	*

B	$10,899,320	143,313	$76.05

C	$64,727,223	844,189	$76.67

Advisor	$62,661,016	649,078	$96.54

R	$2,940,241	32,460	$90.58

K	$9,384,984	100,415	$93.46

I	$554,930	5,738.53	$96.70

(a)	Includes securities on loan with a value of $38,699,569 (see Note E).

*	The maximum offering price per share for Class A shares was $95.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB GLOBAL THEMATIC GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $478,872)	$7,290,809
Affiliated issuers	110,008
Securities lending income	343,398	$7,744,215

Expenses
Advisory fee (see Note B)	4,764,531
Distribution fee—Class A	1,235,655
Distribution fee—Class B	115,606
Distribution fee—Class C	643,580
Distribution fee—Class R	15,255
Distribution fee—Class K	22,242
Transfer agency—Class A	1,654,183
Transfer agency—Class B	47,554
Transfer agency—Class C	224,364
Transfer agency—Advisor Class	175,489
Transfer agency—Class R	7,507
Transfer agency—Class K	16,698
Transfer agency—Class I	442
Custodian	218,764
Printing	182,120
Registration fees	104,572
Audit and tax	69,945
Administrative	62,067
Legal	41,867
Directors’ fees	22,058
Miscellaneous	41,055

Total expenses	9,665,554
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(10,054)

Net expenses		9,655,500

Net investment loss		(1,911,285)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		3,952,939
Foreign currency transactions		3,511,249
Net change in unrealized appreciation/depreciation of:
Investments		(44,322,230)
Foreign currency denominated assets and liabilities		1,686,653

Net loss on investment and foreign currency transactions		(35,171,389)

Net Decrease in Net Assets from Operations		$(37,082,674)

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016		Year Ended July 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,911,285)		$(2,677,602)
Net realized gain on investment and foreign currency transactions	7,464,188		46,839,176
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(42,635,577)		22,127,967
Contributions from Affiliates (see Note B)	– 0	–	174,472

Net increase (decrease) in net assets from operations	(37,082,674)		66,464,013
Capital Stock Transactions
Net decrease	(51,013,535)		(74,231,437)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	26,956,926		– 0	–

Total decrease	(61,139,283)		(7,767,424)
Net Assets
Beginning of period	714,238,042		722,005,466

End of period (including accumulated net investment income of $23,021,731 and accumulated net investment loss of ($5,535,159), respectively)	$653,098,759		$714,238,042

See notes to financial statements.

20	• AB GLOBAL THEMATIC GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

NOTE A

Significant Accounting Policies

AB Global Thematic Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because

22	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$135,691,759		$28,645,166		$	– 0	–	$164,336,925
Financials	43,367,615		70,938,383			– 0	–	114,305,998
Health Care	83,036,898		24,434,638			– 0	–	107,471,536
Consumer Discretionary	64,683,437		20,752,880			– 0	–	85,436,317
Consumer Staples	13,188,051		52,205,505			– 0	–	65,393,556
Industrials	30,181,728		12,625,786			– 0	–	42,807,514
Utilities	7,372,660		5,151,466			– 0	–	12,524,126
Materials	10,797,440		– 0	–		– 0	–	10,797,440
Warrants	– 0	–	– 0	–		– 0	–(a)	– 0	–
Short-Term Investments	22,789,661		– 0	–		– 0	–	22,789,661
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	40,395,446		– 0	–		– 0	–	40,395,446

Total Investments in Securities	451,504,695		214,753,824	(b)		– 0	–(a)	666,258,519
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–	2,599,409			– 0	–	2,599,409
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,636,792)			– 0	–	(1,636,792)

Total(d)(e)	$451,504,695		$215,716,441		$	– 0	–(a)	$667,221,136

(a)	Amount less than $0.50.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(d)	An amount of $7,901,645 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 7/31/15	$	– 0	–(a)	$	– 0	–(a)
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–(a)		– 0	–(a)
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 7/31/16	$	– 0	–(a)	$	– 0	–(a)

Net change in unrealized appreciation/depreciation from investments held as of 7/31/16(b)	$	– 0	–(a)	$	– 0	–(a)

(a)	Amount less than $0.50.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

26	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

During the year ended July 31, 2015, the Adviser reimbursed the Fund $174,472 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2016, the reimbursement for such services amounted to $62,067.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,068,640 for the year ended July 31, 2016.

AB GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,976 from the sale of Class A shares and received $3,975, $6,604 and $4,091 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended July 31, 2016, such waiver amounted to $4,634. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended July 31, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)	Dividend Income (000)
$6,257	$149,923	$133,390	$22,790	$25

Brokerage commissions paid on investment transactions for the year ended July 31, 2016 amounted to $455,848, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of

28	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,488,186, $8,231,496, $283,575 and $80,949 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$250,047,751		$314,127,239
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$570,727,539

Gross unrealized appreciation	$118,492,465
Gross unrealized depreciation	(22,961,485)

Net unrealized appreciation	$95,530,980

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

AB GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended July 31, 2016, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are

30	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended July 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,599,409	Unrealized depreciation on forward currency exchange contracts	$1,636,792

Total		$2,599,409		$1,636,792

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,732,251	$1,664,449

Total		$3,732,251	$1,664,449

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended July 31, 2016:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$104,050,030
Average principal amount of sale contracts	$81,760,558

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of July 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Credit Suisse International	$321,484	$	– 0	–	$	– 0	–	$	– 0	–	$321,484
HSBC Bank USA	4,951		– 0	–		– 0	–		– 0	–	4,951
JPMorgan Chase Bank	139,769		(139,769)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	57,763		(57,763)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	1,895,712		(344,214)			– 0	–		– 0	–	1,551,498
Standard Chartered Bank	179,730		(6,765)			– 0	–		– 0	–	172,965

Total	$2,599,409		$(548,511)		$	– 0	–	$	– 0	–	$2,050,898	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$400,340	$	– 0	–	$	– 0	–	$	– 0	–	$400,340
JPMorgan Chase Bank	529,730		(139,769)			– 0	–		– 0	–	389,961
Morgan Stanley & Co., Inc.	302,529		(57,763)			– 0	–		– 0	–	244,766
Royal Bank of Scotland PLC	344,214		(344,214)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	6,765		(6,765)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	53,214		– 0	–		– 0	–		– 0	–	53,214

Total	$1,636,792		$(548,511)		$	– 0	–	$	– 0	–	$1,088,281	^

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

32	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 20, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2016, the Fund had securities on loan with a value of $38,699,569 and had received cash collateral which has been invested into Government Money Market Portfolio of $40,395,446. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $343,398, $76,128 and $9,315 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended July 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of advisory fee assessed by the Government Money Market Portfolio. For the year ended July 31, 2016, such waiver amounted to $5,420. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

AB GLOBAL THEMATIC GROWTH FUND •	33

Notes to Financial Statements

A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period August 1, 2015 to June 19, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 19, 2016 (000)
$28,676	$280,543	$309,219	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 20, 2016 to July 31, 2016 is as follows:

Market Value June 20, 2016 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)
$	– 0	–	$64,806	$24,411	$40,395

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class A
Shares sold	205,390	240,013	$17,621,156	$21,265,650

Shares converted from Class B	31,255	45,487	2,645,384	3,975,253

Shares redeemed	(919,049)	(1,041,691)	(77,401,314)	(91,302,330)

Net decrease	(682,404)	(756,191)	$(57,134,774)	$(66,061,427)

Class B
Shares sold	13,553	15,588	$953,552	$1,146,992

Shares converted to Class A	(37,440)	(54,030)	(2,645,384)	(3,975,253)

Shares redeemed	(19,603)	(30,449)	(1,394,351)	(2,233,254)

Net decrease	(43,490)	(68,891)	$(3,086,183)	$(5,061,515)

Class C
Shares sold	19,569	32,938	$1,399,043	$2,459,603

Shares redeemed	(129,257)	(142,488)	(9,188,101)	(10,588,674)

Net decrease	(109,688)	(109,550)	$(7,789,058)	$(8,129,071)

Advisor Class
Shares sold	391,205	260,200	$34,906,433	$23,929,939

Shares redeemed	(199,938)	(200,250)	(17,102,891)	(18,146,614)

Net increase	191,267	59,950	$17,803,542	$5,783,325

34	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class R
Shares sold	7,184	9,408	$599,678	$819,621

Shares redeemed	(14,324)	(17,429)	(1,189,216)	(1,489,158)

Net decrease	(7,140)	(8,021)	$(589,538)	$(669,537)

Class K
Shares sold	10,635	13,041	$912,300	$1,157,297

Shares redeemed	(11,764)	(16,802)	(999,593)	(1,501,393)

Net decrease	(1,129)	(3,761)	$(87,293)	$(344,096)

Class I
Shares sold	186	3,336	$17,032	$305,683

Shares redeemed	(1,613)	(585)	(147,263)	(54,799)

Net increase (decrease)	(1,427)	2,751	$(130,231)	$250,884

For the year ended July 31, 2016, the Fund received proceeds of $26,956,926 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the

AB GLOBAL THEMATIC GROWTH FUND •	35

Notes to Financial Statements

Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2016.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$23,982,310
Accumulated capital and other losses	(216,393,741	)(a)
Unrealized appreciation/(depreciation)	95,516,883	(b)

Total accumulated earnings/(deficit)	$(96,894,548)

(a)

On July 31, 2016, the Fund had a net capital loss carryforward of $216,393,741. During the fiscal year, the Fund utilized $3,216,985 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the

36	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2016, the Fund had a net capital loss carryforward of $216,393,741 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$147,558,432	n/a	2017
68,835,309	$– 0 –	no expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, and the tax treatment of proceeds from a settlement of regulatory proceedings resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

At a meeting held on August 2-3, 2016, the Board approved changes to the Fund’s name to “AB Sustainable Global Thematic Fund” and to the Fund’s principal investment strategy to reflect a focus on investing in securities of companies that are positively exposed to sustainable investment themes. These amendments to the Fund’s name and principal investment strategies, which do not require stockholder approval, will be effective on November 1, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL THEMATIC GROWTH FUND •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 92.00		$ 83.73		$ 70.76		$ 57.72		$ 75.21

Income From Investment Operations
Net investment income (loss)(a)	(.20	)(b)	(.26)		(.23)		.06		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.97)		8.51		13.20		12.98		(17.18)
Contributions from Affiliates	– 0	–	.02		– 0	–	.00	(c)	– 0	–
Capital contributions	3.66		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.51)		8.27		12.97		13.04		(17.11)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.38)

Net asset value, end of period	$ 91.49		$ 92.00		$ 83.73		$ 70.76		$ 57.72

Total Return
Total investment return based on net asset value(d)*	(.55)%		9.88%		18.33%		22.59%		(22.74)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$501,931		$567,548		$579,848		$569,053		$576,361
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%		1.45%		1.51%		1.50%		1.55%
Expenses, before waivers/reimbursements	1.45%		1.45%		1.51%		1.50%		1.55%
Net investment income (loss)	(.23	)%(b)	(.29)%		(.29)%		.09%		.10%
Portfolio turnover rate	40%		49%		44%		131%		154%

See footnote summary on page 45.

38	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 77.12	$ 70.75	$ 60.25	$ 49.53	$ 64.65

Income From Investment Operations
Net investment loss(a)	(.75	)(b)	(.81)	(.73)	(.39)	(.41)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.98)	7.16	11.23	11.11	(14.71)
Contributions from Affiliates	– 0	–	.02	– 0	–	.00	(c)	– 0	–
Capital contributions	3.66	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.07)	6.37	10.50	10.72	(15.12)

Net asset value, end of period	$ 76.05	$ 77.12	$ 70.75	$ 60.25	$ 49.53

Total Return
Total investment return based on net asset value(d)*	(1.39	)%‡	9.00%	17.43%	21.64%	(23.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,899	$14,406	$18,090	$22,077	$26,962
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.27%	2.24%	2.28%	2.30%	2.39%
Expenses, before waivers/reimbursements	2.28%	2.24%	2.28%	2.30%	2.39%
Net investment loss	(1.07	)%(b)	(1.09)%	(1.08)%	(.69)%	(.76)%
Portfolio turnover rate	40%	49%	44%	131%	154%

See footnote summary on page 45.

AB GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 77.70	$ 71.25	$ 60.64	$ 49.82	$ 64.96

Income From Investment Operations
Net investment loss(a)	(.71	)(b)	(.78)	(.69)	(.36)	(.35)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.98)	7.21	11.30	11.18	(14.79)
Contributions from Affiliates	– 0	–	.02	– 0	–	.00	(c)	– 0	–
Capital contributions	3.66	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)	6.45	10.61	10.82	(15.14)

Net asset value, end of period	$ 76.67	$ 77.70	$ 71.25	$ 60.64	$ 49.82

Total Return
Total investment return based on net asset value(d)*	(1.33)%	9.07%	17.48%	21.72%	(23.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,727	$74,114	$75,765	$74,286	$78,410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.21%	2.20%	2.23%	2.23%	2.30%
Expenses, before waivers/reimbursements	2.21%	2.20%	2.23%	2.23%	2.30%
Net investment loss	(.99	)%(b)	(1.05)%	(1.01)%	(.64)%	(.65)%
Portfolio turnover rate	40%	49%	44%	131%	154%

See footnote summary on page 45.

40	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 96.84		$ 87.90		$ 74.05		$ 60.23		$ 78.60

Income From Investment Operations
Net investment income (loss)(a)	.02	(b)	(.03)		(.05)		.28		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.98)		8.95		13.90		13.54		(17.98)
Contributions from Affiliates	– 0	–	.02		– 0	–	.00	(c)	– 0	–
Capital contributions	3.66		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.30)		8.94		13.85		13.82		(17.71)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.66)

Net asset value, end of period	$ 96.54		$ 96.84		$ 87.90		$ 74.05		$ 60.23

Total Return
Total investment return based on net asset value(d)*	(.31)%		10.17%		18.70%		22.95%		(22.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,661		$44,334		$34,973		$59,189		$74,474
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%		1.18%		1.22%		1.21%		1.25%
Expenses, before waivers/reimbursements	1.20%		1.18%		1.22%		1.21%		1.25%
Net investment income (loss)	.02	%(b)	(.03)%		(.06)%		.40%		.41%
Portfolio turnover rate	40%		49%		44%		131%		154%

See footnote summary on page 45.

AB GLOBAL THEMATIC GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 91.24		$ 83.17		$ 70.34		$ 57.44		$ 74.85

Income From Investment Operations
Net investment income (loss)(a)	(.33	)(b)	(.40)		(.31)		.00	(c)	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.99)		8.45		13.14		12.90		(17.10)
Contributions from Affiliates	– 0	–	.02		– 0	–	.00	(c)	– 0	–
Capital contributions	3.66		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.66)		8.07		12.83		12.90		(17.04)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.37)

Net asset value, end of period	$ 90.58		$ 91.24		$ 83.17		$ 70.34		$ 57.44

Total Return
Total investment return based on net asset value(d)*	(.72)%		9.71%		18.24%		22.45%		(22.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,941		$3,613		$3,961		$5,829		$7,548
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%		1.61%		1.60%		1.60%		1.60%
Expenses, before waivers/reimbursements	1.61%		1.61%		1.60%		1.60%		1.60%
Net investment income (loss)	(.39	)%(b)	(.46)%		(.39)%		.00	%(e)	.09%
Portfolio turnover rate	40%		49%		44%		131%		154%

See footnote summary on page 45.

42	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 93.85		$ 85.29		$ 71.90		$ 58.52		$ 76.47

Income From Investment Operations
Net investment income (loss)(a)	(.07	)(b)	(.13)		(.06)		.21		.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.98)		8.67		13.45		13.17		(17.54)
Contributions from Affiliates	– 0	–	.02		– 0	–	.00	(c)	– 0	–
Capital contributions	3.66		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)		8.56		13.39		13.38		(17.24)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.71)

Net asset value, end of period	$ 93.46		$ 93.85		$ 85.29		$ 71.90		$ 58.52

Total Return
Total investment return based on net asset value(d)*	(.42)%		10.05%		18.61%		22.86%		(22.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,385		$9,530		$8,981		$8,811		$8,516
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%		1.30%		1.29%		1.28%		1.29%
Expenses, before waivers/reimbursements	1.31%		1.30%		1.29%		1.28%		1.29%
Net investment income (loss)	(.08	)%(b)	(.15)%		(.07)%		.31%		.46%
Portfolio turnover rate	40%		49%		44%		131%		154%

See footnote summary on page 45.

AB GLOBAL THEMATIC GROWTH FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 96.75		$ 87.63		$ 73.64		$ 59.71		$ 77.88

Income From Investment Operations
Net investment income(a)	.24	(b)	.19		.17		.66		.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.95)		8.90		13.82		13.27		(17.83)
Contributions from Affiliates	– 0	–	.03		– 0	–	.00	(c)	– 0	–
Capital contributions	3.66		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		9.12		13.99		13.93		(17.33)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.84)

Net asset value, end of period	$ 96.70		$ 96.75		$ 87.63		$ 73.64		$ 59.71

Total Return
Total investment return based on net asset value(d)*	(.05)%		10.41%		19.00%		23.33%		(22.22)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$555		$693		$387		$392		$10,662
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94%		.96%		.96%		.86%		.89%
Expenses, before waivers/reimbursements	.94%		.96%		.96%		.86%		.89%
Net investment income	.27	%(b)	.20%		.20%		.97%		.77%
Portfolio turnover rate	40%		49%		44%		131%		154%

See footnote summary on page 45.

44	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012 by 0.05%, 0.05%, 0.05% and 0.07%, respectively.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2016 by 4.33%.

‡

The net asset value and total return include adjustments in accordance with accounting principles generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Thematic Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Thematic Growth Fund, Inc. (the “Fund”), as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Thematic Growth Fund, Inc. at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2016

46	• AB GLOBAL THEMATIC GROWTH FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund on the Team.

AB GLOBAL THEMATIC GROWTH FUND •	47

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

48	• AB GLOBAL THEMATIC GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (1992)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2005)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	108	None

AB GLOBAL THEMATIC GROWTH FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1992)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

50	• AB GLOBAL THEMATIC GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (1982)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB GLOBAL THEMATIC GROWTH FUND •	51

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

52	• AB GLOBAL THEMATIC GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual Funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB GLOBAL THEMATIC GROWTH FUND •	53

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• AB GLOBAL THEMATIC GROWTH FUND

Management of the Fund

Officers of The Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 800-227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

AB GLOBAL THEMATIC GROWTH FUND •	55

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Thematic Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

56	• AB GLOBAL THEMATIC GROWTH FUND

performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated

AB GLOBAL THEMATIC GROWTH FUND •	57

with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund except that the Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter and the AB Fund’s fee rate is a monthly fee based on average daily net assets.

58	• AB GLOBAL THEMATIC GROWTH FUND

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB GLOBAL THEMATIC GROWTH FUND •	59

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Thematic Growth Fund, Inc. (the “Fund”).2, 3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, Global Technology Fund, Inc. merged with Global Health Care Fund, Inc. and was renamed Global Thematic Growth Fund, Inc. Also at this time, the Fund’s non-fundamental investment policy was changed to allow the Fund to pursue a broader mandate across multiple industry sectors worldwide. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

60	• AB GLOBAL THEMATIC GROWTH FUND

Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Fund’s net assets on March 31, 2016.

Fund	Category	Advisory Fee[6]	Net Assets 3/31/16 ($MIL)
Global Thematic Growth Fund, Inc.	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$624.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $47,026 (0.007% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

AB GLOBAL THEMATIC GROWTH FUND •	61

Set forth below are the Fund’s total expense ratios for the most recently completed semi-annual period:7

Fund	Total Expense Ratio[8]			Fiscal Year
Global Thematic Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.45 2.28 2.21 1.59 1.28 0.94	% % % % % % %	July 31 (ratios as of January 31, 2016)

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

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years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:10

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Thematic Growth Fund, Inc.	$624.8	Global Thematic Research 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.432%	0.750%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GLOBAL THEMATIC GROWTH FUND •	63

similar investment style as the Fund.11 Since the Fund has the same breakpoint level as the AVPS Portfolio, the effective fee of the AVPS Portfolio is the same as that of the Fund.12

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Global Thematic Growth Fund, Inc.	Global Thematic Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Thematic Research Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund.

Fund	Luxembourg Fund	Fee[13]
Global Thematic Growth Fund, Inc.	Thematic Research Growth Portfolio
	Class A	1.70%
	Class I	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

12	The advisory fee of AVPS Global Thematic Growth Portfolio is based on the portfolio’s average daily net assets and is paid on a monthly basis, in contrast to the Fund, whose fee is based on the Fund’s net assets at the end of each quarter and is paid to the Adviser quarterly.

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike class I shares, whose fee is for only investment advisory services.

64	• AB GLOBAL THEMATIC GROWTH FUND

investment advisers.14,15 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)16 and the Fund’s contractual management fee ranking.17

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[18]	Broadridge EG Median (%)	Broadridge EG Rank
Global Thematic Growth Fund, Inc.	0.750	0.915	2/11

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

18	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

AB GLOBAL THEMATIC GROWTH FUND •	65

group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.19

Fund	Total Expense Ratio (%)[20]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Thematic Growth Fund, Inc.	1.456	1.399	9/11	1.394	23/30

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund

19	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year end Class A total expense ratio.

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and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $8,173, $2,448,837 and $18,375 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,195,545 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

AB GLOBAL THEMATIC GROWTH FUND •	67

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics. 21,22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund24 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)25 for the periods ended February 29, 2019.26

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Fund, Inc.[27]
1 year	-12.79	-12.44	-11.54	7/11	26/37
3 year	5.05	5.05	5.25	6/11	20/35
5 year	-0.29	4.33	4.53	11/11	31/32
10 year	2.62	3.99	4.10	6/7	13/16

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Broadridge.

25	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU is somewhat different from that of an EU.

26	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if the fund had a different investment classification/objective at a different point in time.

27	The Fund’s Lipper classification changed in 2008 from Technology Funds to GMLG (Global Multi-Cap Growth Funds) as are result of changes to the Fund’s strategy.

AB GLOBAL THEMATIC GROWTH FUND •	69

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 29, 2016 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.[31]	-12.78	5.05	-0.29	2.62	10.74	17.46	0.07	5
MSCI AC World Index (Net)	-12.32	3.67	3.71	3.55	N/A	13.23	0.33	5
Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

31	The Fund’s investment strategy and benchmark changed on November 3, 2008. Accordingly, the more appropriate time period, 5 years, is shown for volatility and Sharpe Ratio measures, instead of 10 years.

70	• AB GLOBAL THEMATIC GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

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Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

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Intermediate Diversified Municipal Portfolio

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

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Ohio Portfolio

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Taxable

Bond Inflation Strategy

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

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Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB GLOBAL THEMATIC GROWTH FUND •	71

AB Family of Funds

NOTES

72	• AB GLOBAL THEMATIC GROWTH FUND

NOTES

AB GLOBAL THEMATIC GROWTH FUND •	73

NOTES

74	• AB GLOBAL THEMATIC GROWTH FUND

NOTES

AB GLOBAL THEMATIC GROWTH FUND •	75

NOTES

76	• AB GLOBAL THEMATIC GROWTH FUND

AB GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0151-0716

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Thematic Growth	2015	$43,219	$—	$26,663
	2016	$44,490	$—	$27,702

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Thematic Growth	2015	$404,913	$26,663
			$—
			$(26,663)
	2016	$335,247	$27,702
			$—
			$(27,702)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 29, 2016